                   SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549


                                FORM  8-K

                             CURRENT REPORT
                  PURSUANT  TO  SECTION  13  OR  15  (D)
                OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934


Date  of  Report (Date of earliest event reported):          August 6, 2001
                                                             --------------


           BORDEN  CHEMICALS  AND  PLASTICS  LIMITED  PARTNERSHIP
           ------------------------------------------------------
       (Exact  name  of  Registrant  as  Specified  in  Its  Charter)


       Delaware                    1-9699                31-1269627
   ---------------               ---------             --------------
(State or Other Jurisdiction  (Commission  File        (IRS Employer
     or Incorporation)             Number)           Identification  No.)


          Highway  73,  Geismar,  Louisiana                70734
-----------------------------------------------------   -----------
       (Address of Principal Executive Offices)          (Zip Code)


                                 (225) 673-6121
                                 --------------
              (Registrant's Telephone Number, Including Area Code)











































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ITEM  5.     Other  Events.

On August 1, 2001 Borden Chemicals and Plastics Limited Partnership (the "Registrant"), the sole limited partner of Borden Chemicals and Plastics Operating Limited Partnership (BCP) announced that management has identified issues relating to possible inaccuracies in the reporting of accounts payable and inventory in BCP financial statements. Management believes that these issues relate to certain accounting entries associated with the implementation of a management information system, which occurred before the April 3, 2001 bankruptcy filing of BCP. As a result of these issues, the filing by BCP of its June operating report with the Bankruptcy Court has been delayed, and it is anticipated that the filing by the Registrant of its Form 10-Q for the quarterly period ended June 30, 2001, will also be delayed.




ITEM  7.     Financial  Statements  and  Exhibits.

     c.     Exhibit

            99.1 Press release dated August 1, 2001 entitled "Borden Chemicals and Plastics Limited Partnership Announces Financial Reporting Issues and Reporting Delay".





                                       SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         BORDEN  CHEMICALS  AND  PLASTICS
                                         LIMITED  PARTNERSHIP
                                         By: BCP Management, Inc., its
                                             General Partner
Date:    August 6,  2001

                                         By:    /s/  Robert  R.  Whitlow,  Jr.
                                                ------------------------------
                                                Vice  President  and
                                                Chief  Financial  Officer
                                                (Principal Accounting Officer &
                                                Duly Authorized Signing
                                                Officer)

BCP a Delaware Limited Partnership
----------------------------------
Borden Chemicals and Plastics
-----------------------------
BCP Management, Inc., General Partner


Note  to  Editors:  Borden  Chemicals and Plastics Operating Limited Partnership
(BCP) is a separate and distinct entity from Borden, Inc., and its subsidiary, Borden Chemical, Inc. Please refer to Borden Chemicals and Plastics Operating Limited Partnership as "BCP"or "Borden Chemicals and Plastics," not as "Borden" or "Borden Chemicals."


                                              CONTACT:
                                              Patrick  Gallagher
                                              Edward  Howard  &  Co.
                                              (216)  781-2400


                BORDEN CHEMICALS AND PLASTICS LIMITED PARTNERSHIP
            ANNOUNCES FINANCIAL REPORTING ISSUES AND REPORTING DELAY

COLUMBUS, OHIO - AUGUST 1, 2001 - Borden Chemicals and Plastics Limited Partnership (BCPLP) (OTC: BCPUQ), the sole limited partner of Borden Chemicals and Plastics Operating Limited Partnership (BCP), today announced that management has identified issues relating to possible inaccuracies in the reporting of accounts payable and inventory in BCP financial statements. Management believes that these issues relate to certain accounting entries associated with the implementation of a management information system, which occurred before the April 3, 2001 bankruptcy filing of BCP. As a result of these issues, the filing by BCP of its June operating report with the Bankruptcy Court has been delayed, and it is anticipated that the filing by BCPLP of its Form 10-Q for the quarterly period ended June 30, 2001, will also be delayed.

On July 31, BCP informed the Office of the U.S. Trustee, the Official Committee of Unsecured Creditors and its secured lenders of its discovery of these issues. In commenting on these meetings, Mark J. Schneider, president and chief executive officer, BCP Management, Inc., the general partner of BCP, said, "We advised these constituencies of the issues and that we and our external auditors have begun a full investigation. We appreciate their understanding. We believe that these accounting issues do not reduce availability under the present debtor-in-possession credit facility (DIP facility). Our secured lenders have expressed their willingness to support us in accordance with the DIP facility."

BCPLP  ANNOUNCES  FINANCIAL  REPORTING  ISSUES  /  P.  2

It has not yet been determined whether the issues that have been identified to date relate to income statements as well as balance sheets, or what the impact will be on financial information previously issued by BCPLP and/or filings previously made by BCP with the Bankruptcy Court. However, subject to the completion of the investigation and further analysis, management preliminarily estimates the negative impact of any possible inaccuracies to be in the range of $10 million to $20 million.

As previously announced, management continues to pursue strategic alternatives for BCP, which could include a potential merger, joint venture or asset sale.

BCPLP and BCP are managed and operated by their general partner, BCP Management, Inc. (BCPM). On April 3, 2001, BCP and its subsidiary, BCP Finance Corporation, filed voluntary petitions for protection under Chapter 11 of the U.S. Bankruptcy Code with the Bankruptcy Court for the District of Delaware. BCPM and BCPLP were not included in the Chapter 11 filings. (Two other separate and distinct entities, Borden, Inc., and its subsidiary, Borden Chemical, Inc., are not related to the filings.)
                                      # # #

This press release includes forward-looking statements subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Our use of the words "outlook," "intends," "believes," "anticipates," "estimate" and similar words are intended to identify these statements as forward-looking. These forward-looking statements represent our current judgment on what the future holds and are based on a number of assumptions and forecasts. Actual results may be materially different from those expressed or implied by such statements. While BCP Management believes them to be reasonable, a number of important factors could cause actual results to differ materially from those projected. These factors include relatively small changes in PVC resin prices or demand; changes in domestic capacity; changes in raw material and natural gas costs; increased operating costs; loss of business from major customers; availability of post-petition financing; negative market and credit impact from the Chapter 11 filing; unanticipated expenses; substantial changes in financial markets; labor unrest; foreign competition; major equipment failure; unanticipated results in pending legal proceedings; and other factors.